NEWBUILDINGS	6 Months Ended
Jun. 30, 2026
Property, plant and equipment [abstract]
NEWBUILDINGS

6.	NEWBUILDINGS

Movements in the six months ended June 30, 2026 are summarized as follows:

(in thousands of $)
Balance as of December 31, 2025	—
Installments and other costs paid and payable	639,131
Capitalized borrowing costs	6,668
Transfers to Vessels and equipment	(420,029)
Balance as of June 30, 2026	225,770

In January 2026, the Company entered into agreements to acquire nine latest-generation, scrubber-fitted ECO VLCC newbuildings from affiliates of Hemen, the Company’s largest shareholder, for an aggregate purchase price of $1,224.0 million. As of June 30, 2026, the Company had taken delivery of three of the vessels.

Three further vessels were delivered in July and August 2026. The three remaining vessels are expected to be delivered as follows: two vessels in the fourth quarter of 2026 and the final vessel in the first quarter of 2027.
As of June 30, 2026, the remaining commitment under the agreements was $601.1 million, of which $313.0 million was paid in July and August 2026 upon delivery of three of the vessels, $198.3 million is due within 2026, and $89.8 million is due within 2027. The acquisition of the remaining three vessels remains subject to certain closing conditions, in line with industry standards.

Refer to Note 8 for additional details related to the financing of the acquisition.